Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS
(dollar amounts in thousands)

	August 3, 2013	February 2, 2013	July 28, 2012
Assets
Current assets:
Cash and cash equivalents	$64,885	$59,186	$150,833
Accounts receivable, less allowance for uncollectible accounts of $1,211; $1,302; and $1,247	25,386	23,897	27,962
Merchandise inventories	649,832	641,208	626,555
Prepaid expenses	21,696	28,908	21,021
Other current assets	56,199	60,438	53,083
Total current assets	817,998	813,637	879,454
Property and equipment, net of accumulated depreciation of $1,197,253; $1,162,909; and $1,149,556	638,727	657,270	682,619
Goodwill	46,917	46,917	46,917
Deferred income taxes	41,447	47,691	45,825
Other long-term assets	38,240	38,434	31,660
Total assets	$1,583,329	$1,603,949	$1,686,475

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$226,684	$244,696	$246,522
Trade payable program liability	149,357	149,718	115,746
Accrued expenses	231,580	232,277	218,548
Deferred income taxes	55,236	58,441	61,231
Current maturities of long-term debt	2,000	2,000	1,254
Total current liabilities	664,857	687,132	643,301

Long-term debt less current maturities	197,000	198,000	293,504
Other long-term liabilities	50,960	53,818	72,290
Deferred gain from asset sales	121,125	127,427	133,971
Commitments and contingencies
Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	295,882	295,679	295,536
Retained earnings	438,035	430,148	454,343
Accumulated other comprehensive income (loss)	711	(980)	(15,011)
Treasury stock, at cost - 15,417,020 shares; 15,431,298 shares; and 15,563,931 shares	(253,798)	(255,832)	(260,016)
Total stockholders’ equity	549,387	537,572	543,409
Total liabilities and stockholders’ equity	$1,583,329	$1,603,949	$1,686,475

Supplemental balance sheet information:
Working capital	$153,141	$126,505	$236,153
Current ratio	1.23	1.18	1.37
Accounts payable to inventory ratio	57.9%	61.5%	57.8%
Total debt as a percent of total capitalization	26.6%	27.1%	35.2%
Debt as a percent of total capitalization, net	19.6%	20.8%	20.9%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended						Twenty-six weeks ended
	August 3, 2013			July 28, 2012			August 3, 2013			July 28, 2012
		%			%			%			%
	Amount	Sales		Amount	Sales		Amount	Sales		Amount	Sales

Merchandise sales	$412,317	78.1		$413,380	78.6		$829,467	78.0		$825,712	78.6
Service revenue	115,302	21.9		112,291	21.4		234,325	22.0		224,563	21.4
Total revenues	527,619	100.0		525,671	100.0		1,063,792	100.0		1,050,275	100.0
Costs of merchandise sales	273,764	66.4		288,051	69.7		570,638	68.8		578,907	70.1
Costs of service revenue	115,147	99.9		107,019	95.3		232,605	99.3		213,115	94.9
Total costs of revenues	388,911	73.7		395,070	75.2		803,243	75.5		792,022	75.4
Gross profit from merchandise sales	138,553	33.6		125,329	30.3		258,829	31.2		246,805	29.9
Gross profit from service revenue	155	0.1		5,272	4.8		1,720	0.7		11,448	5.1
Total gross profit	138,708	26.3		130,601	24.8		260,549	24.5		258,253	24.6
Selling, general and administrative expenses	120,929	22.9		114,277	21.7		239,133	22.5		233,987	22.3
Net loss from dispositions of assets	(31)	—		(9)	—		(147)	—		(11)	—
Operating profit	17,748	3.4		16,315	3.1		21,269	2.0		24,255	2.3
Merger termination fees, net	—	—		42,955	8.2		—	—		42,955	4.1
Other income	466	0.1		521	0.1		844	0.1		991	0.1
Interest expense	3,562	0.7		6,427	1.2		7,242	0.7		12,943	1.2
Earnings from continuing operations before income taxes and discontinued operations	14,652	2.8		53,364	10.2		14,871	1.4		55,258	5.3
Income tax expense	9,273	63.3	(1)	20,330	38.1	(1)	5,565	37.4	(1)	21,090	38.2	(1)
Earnings from continuing operations before discontinued operations	5,379	1.0		33,034	6.3		9,306	0.9		34,168	3.3
(Loss) gain from discontinued operations, net of tax	(11)	—		14	—		(75)	—		(58)	—
Net earnings	5,368	1.0		33,048	6.3		9,231	0.9		34,110	3.2

Basic earnings per share:
Earnings from continuing operations before discontinued operations	$0.10			$0.62			$0.17			$0.64
Discontinued operations, net of tax	—			—			—			—
Basic earnings per share	$0.10			$0.62			$0.17			$0.64

Diluted earnings per share:
Earnings from continuing operations before discontinued operations	$0.10			$0.61			$0.17			$0.63
Discontinued operations, net of tax	—			—			—			—
Diluted earnings per share	$0.10			$0.61			$0.17			$0.63

Other comprehensive income:
Defined benefit plan adjustment, net of tax	—			354			—			708
Derivative financial instruments adjustment, net of tax	1,578			910			1,691			1,930
Other comprehensive income	1,578			1,264			1,691			2,638
Comprehensive income	$6,946			$34,312			$10,922			$36,748

(1) As a percentage of earnings from continuing operations before income taxes and discontinued operations.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Twenty-six weeks ended	August 3, 2013	July 28, 2012

Cash flows from operating activities:
Net earnings	$9,231	$34,110
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net loss from discontinued operations	75	58
Depreciation	40,185	39,309
Amortization of deferred gain from asset sales	(6,302)	(6,302)
Amortization of deferred financing costs	1,302	1,268
Stock compensation expense	1,660	1,043
Deferred income taxes	1,825	20,485
Net loss from disposition of assets	147	11
Loss from asset impairment	2,849	—
Other	(269)	(8)
Changes in assets and liabilities:
Decrease in accounts receivable, prepaid expenses and other	9,647	10,180
Increase in merchandise inventories	(8,624)	(12,419)
(Decrease) increase in accounts payable	(18,611)	2,810
Decrease in accrued expenses	(696)	(2,451)
Decrease in other long-term liabilities	(1,100)	(552)
Net cash provided by continuing operations	31,319	87,542
Net cash used in discontinued operations	(121)	(92)
Net cash provided by operating activities	31,198	87,450

Cash flows from investing activities:
Capital expenditures	(24,502)	(26,347)
Proceeds from dispositions of assets	18	—
Release of collateral investment	1,000	—
Net cash used in investing activities	(23,484)	(26,347)

Cash flows from financing activities:
Borrowings under line of credit agreements	1,354	1,106
Payments under line of credit agreements	(1,354)	(931)
Borrowings on trade payable program liability	80,690	80,836
Payments on trade payable program liability	(81,051)	(50,304)
Debt payments	(1,000)	(539)
Proceeds from stock issuance	592	1,318
Repurchase of common stock	(1,246)	—
Net cash (used in) provided by financing activities	(2,015)	31,486
Net increase in cash and cash equivalents	5,699	92,589
Cash and cash equivalents at beginning of period	59,186	58,244
Cash and cash equivalents at end of period	$64,885	$150,833

Supplemental cash flow information:
Cash paid for income taxes	$3,288	$1,705
Cash received from income tax refunds	$51	$—
Cash paid for interest	$6,108	$11,449
Accrued purchases of property and equipment	$2,031	$632

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

		Thirteen weeks ended		Twenty-six weeks ended
		August 3, 2013	July 28, 2012	August 3, 2013	July 28, 2012

(a) Earnings from continuing operations before discontinued operations		$5,379	$33,034	$9,306	$34,168
(Loss) gain from discontinued operations, net of tax		(11)	14	(75)	(58)

Net earnings		$5,368	$33,048	$9,231	$34,110

(b) Basic average number of common shares outstanding during period		53,392	53,146	53,388	53,110

Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		578	651	591	765

(c) Diluted average number of common shares assumed outstanding during period		53,970	53,797	53,979	53,875

Basic earnings per share:
Earnings from continuing operations before discontinued operations	(a) / (b)	$0.10	$0.62	$0.17	$0.64
Discontinued operations, net of tax		—	—	—	—
Basic earnings per share		$0.10	$0.62	$0.17	$0.64

Diluted earnings per share:
Earnings from continuing operations before discontinued operations	(a) / (c)	$0.10	$0.61	$0.17	$0.63
Discontinued operations, net of tax		—	—	—	—
Diluted earnings per share		$0.10	$0.61	$0.17	$0.63

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Twenty-six weeks ended
	August 3, 2013	July 28, 2012	August 3, 2013	July 28, 2012

Capital expenditures	$11,662	$14,407	$24,502	$26,347
Depreciation	$19,328	$19,371	$40,185	$39,309
Non-operating income:
Net rental revenue	$350	$429	$600	$814
Investment income	42	46	91	94
Merger termination fees, net	—	42,955	—	42,955
Other income	74	46	153	83
Total	$466	$43,476	$844	$43,946

Comparable sales percentages:
Service	0.2%	3.1%	2.2%	1.0%
Merchandise	-1.7%	-0.9%	-0.8%	-2.0%
Total	-1.3%	0.0%	-0.2%	-1.4%

Total square feet of retail space (including service centers)			12,830,000	12,660,000

Store count
Supercenter			570	562
Service & Tire Center			193	173
Retail Only			6	7
Total			769	742

Sales and gross profit by line of business (A):
Service center revenue	$280,905	$274,257	$567,882	$545,346
Retail sales	246,714	251,414	495,910	504,929
Total revenues	$527,619	$525,671	$1,063,792	$1,050,275

Gross profit from service center revenue, prior to impairment charge	$62,916	$55,868	$116,072	$109,756
Service center revenue impairment charge	(1,323)	—	(2,339)	—
Gross profit from service center revenue	$61,593	$55,868	$113,733	$109,756

Gross profit from retail sales, prior to impairment charge	$77,459	$74,733	$147,326	$148,497
Retail sales impairment charge	(344)	—	(510)	—
Gross profit from retail sales	$77,115	$74,733	$146,816	$148,497

Total gross profit	$138,708	$130,601	$260,549	$258,253

Comparable sales percentages by line of business (A):
Service center revenue	-0.1%	3.8%	1.9%	1.6%
Retail sales	-2.6%	-3.8%	-2.4%	-4.2%
Total revenues	-1.3%	0.0%	-0.2%	-1.4%

Gross profit percentage by line of business (A):
Gross profit percentage from service center revenue, prior to impairment charge	22.4%	20.4%	20.4%	20.1%
Impairment charge	(0.5)	—	(0.4)	—
Gross profit percentage from service center revenue	21.9%	20.4%	20.0%	20.1%

Gross profit percentage from retail sales, prior to impairment charge	31.4%	29.7%	29.7%	29.4%
Impairment charge	(0.1)	—	(0.1)	—
Gross profit percentage from retail sales	31.3%	29.7%	29.6%	29.4%

Total gross profit percentage	26.3%	24.8%	24.5%	24.6%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.